Exhibit 10.5
PLEDGE AGREEMENT

PLEDGE AGREEMENT (this “Agreement”), dated as of January 4, 2011, by and between BLUEFLY, INC. (the “Borrower”), a Delaware corporation with its principal executive offices at 42 West 39th Street, New York, New York 10018, and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Retail Finance, LLC) (herein, the “Lender”), with offices at One Boston Place, 19th Floor, Boston, Massachusetts 02109, in consideration of the mutual covenants contained herein and benefits to be derived herefrom.

WITNESSETH:

Reference is made to the Loan and Security Agreement dated as of July 26, 2005 (as amended, modified, supplemented or restated and in effect from time to time, the “Loan Agreement”) by and between the Borrower and the Lender.

Reference is also made to the Eighth Amendment to Loan and Security Agreement dated as of even date herewith by and between the Borrower and the Lender (the “Eighth Amendment”), pursuant to which the Lender has permitted the Borrower to enter into a certain Operating Agreement of Eyefly, LLC with A+D Labs LLC pursuant which the Borrower and Modo will form Eyefly, LLC.

The obligation of the Lender to enter into the Eighth Amendment is conditioned upon, among other things, the execution and delivery by the Borrower of an agreement in the form hereof, pursuant to which the Borrower grants to the Lender a security interest in and to the Pledged Collateral (as defined herein), in order to secure the Liabilities.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower and the Lender hereby agree as follows:

SECTION 1

Definitions

1.1           Generally.  All references herein to the UCC shall mean the Uniform Commercial Code as in effect from time to time in the Commonwealth of Massachusetts; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article thereof, the term shall have the meaning set forth in Article 9.

1.2           Definitions of Certain Terms Used Herein.  Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Loan Agreement.  In addition, as used herein, the following terms shall have the following meanings:

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.5 of this Agreement.

“Pledged Securities” shall have the meaning assigned to such term in Section 2.1 of this Agreement.

SECTION 2

Pledge

As security for the payment or performance, as the case may be, in full of the Liabilities, the Borrower hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges sets over and delivers unto the Lender, its successors and assigns, and hereby grants to the Lender, its successors and assigns, a security interest in all of the Borrower’s right, title and interest in, to and under:

2.1           all shares of capital stock, limited liability company membership interests and other equity interests owned by such Borrower in each entity designated as an “Issuer” on Schedule I hereto, and any shares of capital stock, limited liability company membership interests or other equity interests obtained in the future by the Borrower, and the stock certificates or other security certificates (as defined in the UCC) representing all such shares, membership interests or other equity interests (the “Pledged Securities”);

2.2           all other Investment Property that may be delivered to, and held by, the Lender pursuant to the terms hereof;

2.3           subject to Section 6, all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable, in respect of, or in exchange for, the Pledged Securities and other Investment Property referred to in clauses 2.1 and 2.2 above;

2.4           subject to Section 6, all rights and privileges of the Borrower with respect to the Pledged Securities and other Investment Property referred to in clauses 2.1, 2.2, and 2.3 above; and

2.5           all proceeds of any of the foregoing (the items referred to in clauses 2.1 through 2.4 being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Lender, its successors and assigns, until all of the Liabilities have been indefeasibly paid in full in cash; subject, however, to the terms, covenants and conditions hereinafter set forth.

Upon delivery to the Lender pursuant to Section 3 of this Agreement, (a) all stock certificates or other securities now or hereafter included in the Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Lender and by such other instruments and documents as the Lender may reasonably request, and (b) all other Investment Property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the Borrower and such other instruments or documents as the Lender may reasonably request.  Each delivery of Pledged Securities shall be accompanied by a schedule describing the Pledged Securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof.  Each schedule so delivered shall supersede any prior schedules so delivered.

SECTION 3

Delivery of the Pledged Collateral

3.1           On or before the Eight Amendment Effective Date, the Borrower shall deliver or cause to be delivered to the Lender any and all Pledged Securities, any and all Investment Property, and any and all original certificates or other instruments or documents representing the Pledged Collateral.

3.2           After the Eighth Amendment Effective Date, promptly upon the Borrower’s acquiring any Pledged Securities, and any original certificates or other instruments or documents representing such Pledged Collateral, the Borrower shall deliver or cause to be delivered such Pledged Collateral to the Lender.

3.3           The Borrower hereby irrevocably authorizes the Lender, at any time and from time to time, to sign (if required) and file in any appropriate filing office, wherever located, any financing statement that contains any information required by the UCC of the applicable jurisdiction for the sufficiency or filing office acceptance of any financing statement.  The Borrower also authorizes the Lender to file a copy of this Agreement in lieu of a financing statement, and to take any and all actions required by any earlier versions of the UCC or by any other Applicable Law.  The Borrower shall provide the Lender with any information the Lender shall reasonably request in connection with any of the foregoing.

SECTION 4

Representations, Warranties and Covenants

The Borrower hereby represents, warrants and covenants, as to itself and the Pledged Collateral pledged by it hereunder, to and with the Lender that:

4.1           the Pledged Securities represent that percentage of the issued and outstanding shares of each class of the capital stock, membership interest or other equity interest of the Issuer with respect thereto as set forth on Schedule I;

4.2           except for the security interest granted hereunder, and except as otherwise permitted in the Loan Agreement and the other Loan Documents, the Borrower (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I, (ii) holds the Pledged Collateral free and clear of all Encumbrances, other than Encumbrances in favor of the Lender, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in, or other Encumbrance on, the Pledged Collateral, other than pursuant hereto, and (iv) other than as permitted in Section 6, will cause any and all distributions in cash or in kind made on the Pledged Collateral to be forthwith deposited with the Lender and pledged or assigned hereunder;

4.3           the Borrower (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Encumbrances (other than Encumbrances in favor of the Lender), however arising, of all Persons whomsoever;

4.4           except for consents or approvals already obtained, no consent of any other Person (including creditors of such Borrower), and no consent or approval of any Governmental Authority or any securities exchange, was or is necessary to the validity of the pledge effected hereby or to the disposition of the Pledged Collateral upon an Event of Default in accordance with the terms of this Agreement;

4.5           by virtue of the execution and delivery by the Borrower of this Agreement, and the delivery by the Borrower to the Lender of the stock certificates or other certificates or documents representing or evidencing the Pledged Collateral in accordance with the terms of this Agreement, the Lender will obtain a valid and perfected first priority Encumbrance upon, and security interest in, the Pledged Collateral as security for the payment and performance of the Liabilities;

4.6           the pledge effected hereby is effective to vest in the Lender the rights of the Lender in the Pledged Collateral as set forth herein;

4.7           all of the Pledged Securities have been duly authorized and validly issued and, to the extent applicable, are fully paid and nonassessable;

4.8           all information set forth herein relating to the Pledged Collateral is accurate and complete in all material respects as of the date hereof; and

4.9           none of the Pledged Securities constitutes margin stock, as defined in Regulation U of the Board of Governors of the Federal Reserve System.

SECTION 5

Registration in Nominee Name; Copies of Notices

Upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right (in its reasonable discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Borrower, endorsed or assigned in blank or in favor of the Lender.  The Borrower will promptly give to the Lender copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of the Borrower.

SECTION 6

Voting Rights; Dividends and Interest, Etc.

6.1           Unless and until an Event of Default has occurred and is continuing, the Borrower shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Pledged Securities or any part thereof to the extent, and only to the extent, that such rights are exercised for any purpose consistent with, and not otherwise in violation of, the terms and conditions of this Agreement, the Loan Agreement, the other Loan Documents and Applicable Law; provided, however, that the Borrower will not be entitled to exercise any such right if the result thereof could reasonably be expected to materially and adversely affect the rights inuring to a holder of the Pledged Securities or the rights and remedies of the Lender under this Agreement, the Loan Agreement or any other Loan Document or the ability of the Lender to exercise the same.

6.2           Unless and until an Event of Default has occurred and is continuing, the Borrower shall be entitled to receive and retain any and all cash dividends or other cash distributions paid on the Pledged Collateral to the extent, and only to the extent, that such cash dividends or other cash distributions are permitted by, and otherwise paid in accordance with, the terms and conditions of this Agreement, the Loan Agreement, the other Loan Documents and Applicable Law.  All noncash dividends, and all dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than dividends and distributions referred to in the preceding sentence) made on or in respect of the Pledged Collateral, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock, membership interests or other equity interests of the Issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, amalgamation, arrangement, consolidation, acquisition or other exchange of assets to which such Issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by the Borrower, to the extent required to be paid to the Lender pursuant to the terms of the Loan Agreement or the other Loan Documents, shall not be commingled by the Borrower with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Lender and shall be forthwith delivered to the Lender in the same form as so received (with any necessary endorsement).

6.3           Upon the occurrence and during the continuance of an Event of Default, all rights of the Borrower to dividends or other cash distributions that the Borrower is authorized to receive pursuant to Section 6.2 above shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right and authority to receive and retain such dividends or other cash distributions.  All dividends or other cash distributions received by the Borrower contrary to the provisions of this Section 6.3 shall be held in trust for the benefit of the Lender, shall be segregated from other property or funds of the Borrower and shall be forthwith delivered to the Lender in the same form as so received (with any necessary endorsement).  Any and all money and other property paid over to or received by the Lender pursuant to the provisions of this Section 6.3 shall be applied in accordance with the provisions of Section 8.

6.4           Upon the occurrence and during the continuance of an Event of Default, all rights of the Borrower to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 6.1 shall cease, and all such rights shall thereupon become vested in the Lender, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Lender shall have the right from time to time following and during the continuance of an Event of Default to permit the Borrower to exercise such rights.  After all Events of Default have been cured or waived in writing by the Lender, the Borrower will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of Section 6.1.

SECTION 7

Remedies upon Default

Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Lender shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC or other Applicable Law.  The rights and remedies of the Lender shall include, without limitation, the right to take any or all of the following actions at the same or different times:

7.1           The Lender may sell or otherwise dispose of all or any part of the Pledged Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Lender shall deem appropriate.  Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Borrower.

7.2           The Lender shall give the Borrower at least ten (10) days’ prior written notice, by authenticated record, of the Lender’s intention to make any sale of the Pledged Collateral.  Such notice, (i) in the case of a public sale, shall state the date, time and place for such sale, (ii) in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange, and (iii) in the case of a private sale, shall state the date after which any private sale or other disposition of the Pledged Collateral shall be made.  The Borrower agrees that such written notice shall satisfy all requirements for notice to the Borrower which are imposed under the UCC with respect to the exercise of the Lender’s rights and remedies upon default.  The Lender shall not be obligated to make any sale or other disposition of any Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale or other disposition of such Pledged Collateral shall have been given. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

7.3           Any public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix and state in the notice of such sale.

7.4           At any public (or, to the extent permitted by Applicable Law, private) sale made pursuant to this Section 7, the Lender may bid for or purchase, free (to the extent permitted by Applicable Law) from any right of redemption, stay, valuation or appraisal on the part of the Borrower, the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to the Lender from the Borrower on account of the Liabilities as a credit against the purchase price, and the Lender may, upon compliance with the terms of sale, hold, retain and dispose of such property free from any claim or right on the part of the Borrower therein.

7.5           For purposes hereof, a written agreement to purchase the Pledged Collateral or any portion thereof shall be treated as a sale thereof.  The Lender shall be free to carry out such sale pursuant to such agreement and the Borrower shall not be entitled to the return of the Pledged Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Lender shall have entered into such an agreement all Events of Default shall have been remedied and the Liabilities paid in full.

7.6           As an alternative to exercising the power of sale herein conferred upon it, the Lender may proceed by a suit or suits at law or in equity to foreclose upon the Pledged Collateral and to sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

7.7           To the extent permitted by Applicable Law, the Borrower hereby waives all rights of redemption, stay, valuation and appraisal which the Borrower now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  In dealing with or disposing of the Pledged Collateral or any part thereof, the Lender shall not be required to give priority or preference to any item of Pledged Collateral or otherwise to marshal assets or to take possession or sell any Pledged Collateral with judicial process.

SECTION 8

Application of Proceeds of Sale

After the occurrence and during the continuance of an Event of Default and acceleration of the Liabilities, the Lender shall apply the proceeds of any collection or sale of the Pledged Collateral, as well as any Pledged Collateral consisting of cash, in accordance with the Loan Agreement.

The Lender shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement.  Upon any sale or other disposition of the Pledged Collateral by the Lender (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Lender or of the officer making the sale or other disposition shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold or otherwise disposed of and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Lender or such officer or be answerable in any way for the misapplication thereof.

SECTION 9

Further Assurances

The Borrower agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Lender may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Pledged Collateral or any part thereof or in order better to assure and confirm unto the Lender its rights and remedies hereunder.

SECTION 10

Miscellaneous

10.1           Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in the Loan Agreement.

10.2           Survival of Agreement.  All covenants, agreements, representations and warranties made by the Borrower herein and in any other Loan Document and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lender and shall survive the execution and delivery of this Agreement and the other Loan Documents, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Loan Agreement, and shall continue in full force and effect unless terminated in accordance with Section 10.9 hereof.

10.3           Binding Effect; Several Agreement; Assignments.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Borrower that are contained in this Agreement shall bind and inure to the benefit of the Borrower and its successors and assigns.  This Agreement shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Pledged Collateral (and any such attempted assignment or transfer shall be void) except as expressly permitted by this Agreement or the Loan Agreement.

10.4           Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

10.5           WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) IN WHICH THE BORROWER, THE LENDER OR ANY PARTICIPANT  IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BORROWER, THE LENDER OR PARTICIPANT OR IN WHICH THE BORROWER, THE LENDER OR PARTICIPANT IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE BORROWER OR ANY OTHER PERSON AND THE LENDER OR PARTICIPANT OR THE ACTIONS OF THE LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

10.6           Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

10.7           Counterparts; Integration; Effectiveness.  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all contemporaneous or previous agreements and understandings, oral or written, relating to the subject matter hereof.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Agreement.

10.8         Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

10.9         Termination; Release of Pledged Collateral.

(a)           Any Encumbrance upon any Pledged Collateral will be released automatically if the Pledged Collateral constitutes property being sold, transferred or disposed of as permitted by the Loan Agreement upon receipt by the Lender of the proceeds thereof to the extent required by the Loan Agreement.  Upon written request by the Borrower, the Lender shall execute such documents as may be necessary to evidence the release of the Encumbrances upon any Pledged Collateral described in this Section 10.19(a); provided, however, that (i) the Lender shall not be required to execute any such document on terms which, in its reasonable opinion, would, under Applicable Law, expose the Lender to liability or create any obligation or entail any adverse consequence other than the release of such Encumbrances without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Liabilities or any Encumbrances (other than those expressly being released) upon (or obligations of the Borrower in respect of) all interests retained by the Borrower, including, without limitation, the proceeds of any sale, all of which shall continue to constitute part of the Pledged Collateral.

(b)           Except for those provisions which expressly survive the termination thereof, this Agreement and the security interest granted herein shall terminate when the principal of and interest on the Revolving Credit Loans and all fees and other Liabilities shall have been paid in full, at which time the Lender shall execute and deliver to the Borrower, at the Borrower’s expense, all UCC termination statements, releases and similar documents that the Borrower shall reasonably request to evidence such termination; provided, however, that the Loan Agreement, this Agreement, and the security interest granted herein shall be reinstated if at any time payment, or any part thereof, of any of the Liabilities is rescinded or must otherwise be restored by the Lender upon the bankruptcy or reorganization of the Borrower.  Any execution and delivery of termination statements, releases or other documents pursuant to this Section 10.9 shall be without recourse to, or warranty by, the Lender.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the day and year first above written.

BORROWER:	BLUEFLY, INC.

	By:	/ s / Kara B. Jenny
	Name:	Kara B. Jenny
	Title:	CFO

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/ s / Michele L. Ayou
	Name:	Michele L. Ayou
	Title:	Authorized Signatory

SCHEDULE I

Issuer	Class of equity interests	Cert. #s		Number of Units owned by Borrower	# of Issued and Outstanding Units	% of Units held by Borrower
Eyefly, LLC	Limited liability company membership interests	[N/A	]	4,420,000	8,500,000	52%